UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

MUFG Americas Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas

New York, NY 10020

(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 1, 2014, Mitsubishi UFJ Financial Group, Inc. (“MUFG”) announced that, effective July 1, 2014, it had integrated the United States branch banking operations of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”) with the Registrant’s wholly-owned subsidiary, Union Bank, N.A. (“UB”), and will operate its U.S. banking operations under MUFG Union Bank, N.A. (“MUB”).  MUB, a national banking association, is the same legal entity as UB but renamed as of July 1, 2014.  The Registrant is a wholly-owned subsidiary of BTMU which, in turn, is a wholly-owned subsidiary of MUFG.

MUFG also announced that all of BTMU’s banking activities in the Americas, including the new unified U.S. organization, will be overseen by its U.S. holding company, MUFG Americas Holdings Corporation (formerly “UnionBanCal Corporation”), which is the same corporate entity as the Registrant renamed as of July 1, 2014.

The United States branches of BTMU (the “BTMU U.S. Branches”) will continue to operate and handle customer transactions as they have in the past.  The other MUFG entities in the Americas, including Mitsubishi UFJ Trust and Banking Corporation and Mitsubishi UFJ Securities (USA), Inc., will continue to offer all existing services to customers of both BTMU and MUB and will be an integral part of the Americas team of MUFG, although they will remain separate from the Registrant.  The corporate headquarters (principal executive office) for MUB and the Registrant will be in New York, New York, while MUB will maintain its strong presence on the U.S. West Coast.

To implement this integration, the Registrant and MUB have entered into a Contribution Agreement dated as of July 1, 2014, with BTMU (the “Contribution Agreement”), and MUB has entered into a Master Services Agreement with BTMU effective as of July 1, 2014 (the “Master Services Agreement”).

Under the Contribution Agreement, effective July 1, 2014 (the “Effective Date”), BTMU transferred from the BTMU U.S. Branches to the Registrant, pursuant to a non-cash contribution, the following assets: (i) exclusive rights to BTMU’s United States Corporate Customer List (the “U.S. Corporate Customer List”); (ii) BTMU’s U.S. workforce-in-place (the “BTMU U.S. Employees”); (iii) any United States intangible property related to either the U.S. Corporate Customer List or the BTMU U.S. Employees; and (iv) U.S. Treasury securities in principal amount of $70 million (such assets being referred to herein as the “BTMU Branch Assets”).  Immediately following the contribution of the BTMU U.S. Branch Assets to the Registrant, the Registrant contributed such assets to MUB.

The BTMU U.S. Employees consist of approximately 2,300 individuals who have now become employees of MUB.

The BTMU U.S. Branch Assets had certain liabilities associated with them, including employee-related liabilities such as bonuses, vacation pay and deferred compensation.  Certain of these liabilities, totaling approximately $60 million, were assumed by MUB in connection with the effectiveness of the Contribution Agreement.

As of the Effective Date, BTMU and MUB agreed to certain policies which generally contemplate that the business of the customers on the U.S. Corporate Customer List will have the opportunity to be booked at MUB, subject to its independent credit evaluation and other considerations, such as meeting underwriting considerations, lending limits, return objectives, and risk management and regulatory considerations.  The business from other customers of the BTMU U.S. Branches will continue to be booked primarily at the BTMU U.S. Branches.

Also as of the Effective Date, MUB and BTMU entered into the Master Services Agreement.  Under the Master Services Agreement, MUB will perform and make available various business, banking, financial, and administrative and support services (the “Services”) and facilities for BTMU in connection with the operation and administration of BTMU’s business in the U.S. (including at the BTMU U.S. Branches).  In consideration for the Services, BTMU will pay to MUB market-based, arms’ length pricing incorporating various fees, costs and expenses as described in the Master Services Agreement and related schedules.  Pricing may include MUB’s reasonable and direct and indirect costs (including allocated overhead, reasonable out-of-pocket expenses, and the reasonable cost of consultants and other third party providers necessary to provide the Services).  BTMU also agreed to reimburse MUB for reasonable out-of-pocket expenses, including travel and entertainment expenses, incurred in performing the Services.  The Master Services Agreement also provides that pricing may be adjusted at any time upon evidence that any pricing for Services is not consistent with the market-based, arms’ length pricing principle.

Registrant presently estimates that the per annum expense it will incur as a result of the transfer of the BTMU U.S. employees is material; however, this expense is expected to be offset by fee income from BTMU under the Master Services Agreement.

Forward-Looking Statements

The following appears in accordance with the Private Securities Litigation Reform Act. This Report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Registrant’s forward-looking statements. Many of these factors are beyond the Registrant’s ability to control or predict and could have a material adverse effect on the Registrant’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission (SEC), including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as filed with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements included in this Report are based on information available at the time of the filing, and the Registrant assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2014

MUFG AMERICAS HOLDINGS CORPORATION

	By:	/s/ Michael F. Coyne
Michael F. Coyne
General Counsel
(Duly Authorized Officer)